U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2008

On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15117	84-1280679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Drive, Clifton Park, NY	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 348-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

(a) On July 2, 2008, On2 Technologies, Inc. (the “Company”) announced that it has filed its forms 10-K and 10-Q with the Securities and Exchange Commission (SEC) for the periods ended December 31, 2007 and March 31, 2008, respectively, and is now current with its SEC periodic reporting obligations. The Company also announced that management will host a conference call to discuss its full fourth quarter 2007 and first quarter 2008 financial results, before market open on Thursday, July 3, 2008. Both the conference call and live webcast will begin at 8:00 a.m. ET. Exhibit 99.1 hereto provides information regarding conference call participation and replays.

On July 2, 2008, in anticipation of the conference call, the Company issue a press release including certain financial information to be discussed during the conference call. Exhibit 99.2 hereto sets forth such information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated July 1, 2008.
99.2	Earnings Release dated July 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ON2 TECHNOLOGIES, INC.

Date: July 2, 2008	By:	/s/ Matthew C. Frost
	Name:	Matthew C. Frost
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 1, 2008.
99.2	Earnings Release dated July 2, 2008